Exhibit 32
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                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER OF
                           SUNRISE U.S.A. INCORPORATED
                       PURSUANT TO 18 U.S.C. SECTION 1350



I, Omar G. Barrientos, President and Chief Executive Officer of Sunrise U.S.A. Incorporated (the "Company"), hereby certify that the accompanying report on Form 10-QSB for the period ending March 31, 2004 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

I further certify that the information contained in the Report fairly presents, in all material respects, the financial operations and results of operations of the Company.




                                         By: /s/ OMAR G. BARRIENTOS
                                            ------------------------
                                         Name:    Omar G. Barrientos
                                         Date:    June 4, 2004